UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2015

BG Medicine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

001-33827

(Commission File Number)

Delaware	04-3506204
(State or Other Jurisdiction Of Incorporation)	(IRS Employer Identification No.)

303 Wyman Street, Suite 300, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 890-1199

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

On December 3, 2015, BG Medicine, Inc. (the “Company”) notified Deloitte & Touche LLP (“Deloitte”), who had been serving as the Company’s independent registered public accounting firm, of the Company’s decision to dismiss Deloitte. The reports of Deloitte on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2013 and December 31, 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except in its report dated March 31, 2015 for the fiscal year ended December 31, 2014 and in its report dated March 27, 2014 for the fiscal year ended December 31, 2013, which reports express an unqualified opinion on the consolidated financial statements but include explanatory paragraphs relating to substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2013 and 2014 and the subsequent interim periods preceding December 3, 2015, there were (i) no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to such disagreements in its report on the consolidated financial statements for such years; and (ii) no “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

Deloitte has provided the Company with a copy of Deloitte’s letter addressed to the Securities and Exchange Commission stating that Deloitte agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-K. A copy of Deloitte’s letter is filed as Exhibit 16.1 and incorporated in this Item 4.01 by reference.

(b) New Independent Registered Public Accounting Firm

On December 3, 2015, the Audit Committee of the Board of Directors of the Company approved the engagement of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, effective immediately. Neither the Company nor anyone acting on its behalf has consulted with Marcum during the fiscal years ended December 31, 2013 and 2014, and the subsequent interim periods through December 3, 2015, regarding (i) the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by Marcum that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or (iii) a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter of Deloitte & Touche LLP to the Securities and Exchange Commission dated December 4, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG MEDICINE, INC.

Date: December 4, 2015	/s/ Stephen P. Hall
Stephen P. Hall Executive Vice President & Chief Financial Officer